Exhibit 99.2
FULTON FINANCIAL CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)
dollars in thousands, except per-share data

	June 30
	2007	2006	% Change
BALANCE SHEET DATA

Total assets	$15,080,415	$14,561,545	3.6%
Loans, net of unearned income	10,713,819	10,051,957	6.6%
Investment securities	2,750,394	2,743,777	0.2%
Deposits	10,318,239	10,146,652	1.7%
Shareholders’ equity	1,531,660	1,440,188	6.4%

				Six Months Ended
	Quarter Ended June 30			June 30
	2007	2006	% Change	2007	2006	% Change
INCOME SUMMARY

Interest income	$230,112	$213,206	7.9%	$460,768	$405,858	13.5%
Interest expense	(109,204)	(90,355)	20.9%	(218,085)	(167,964)	29.8%

Net interest income	120,908	122,851	(1.6%)	242,683	237,894	2.0%
Provision for loan losses	(2,700)	(875)	208.6%	(3,657)	(1,875)	95.0%
Investment securities gains	629	1,409	(55.4%)	2,411	4,074	(40.8%)
Other income	36,376	34,593	5.2%	73,659	68,535	7.5%
Other expenses	(98,107)	(90,793)	8.1%	(199,012)	(178,809)	11.3%

Income before income taxes	57,106	67,185	(15.0%)	116,084	129,819	(10.6%)
Income taxes	(17,261)	(20,484)	(15.7%)	(35,111)	(39,239)	(10.5%)

Net income	$39,845	$46,701	(14.7%)	$80,973	$90,580	(10.6%)

PER-SHARE DATA:

Net income:
Basic	$0.23	$0.27	(14.8%)	$0.47	$0.53	(11.3%)
Diluted	0.23	0.27	(14.8%)	0.46	0.52	(11.5%)
Cash dividends	0.1500	0.1475	1.7%	0.298	0.286	4.2%

Shareholders’ equity	8.84	8.31	6.4%
Shareholders’ equity (tangible)	5.03	4.48	12.3%

SELECTED FINANCIAL RATIOS:

Return on average assets	1.08%	1.32%		1.10%	1.32%
Return on average shareholders’ equity	10.52%	13.01%		10.79%	12.92%
Return on average shareholders’ equity (tangible)	19.30%	24.87%		19.81%	23.93%
Net interest margin	3.70%	3.90%		3.72%	3.89%
Efficiency ratio	59.72%	55.37%		60.35%	56.08%
Non-performing assets to total assets	0.49%	0.29%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

				% Change from
	June 30	June 30	March 31	June 30	March 31
	2007	2006	2007	2006	2007
ASSETS

Cash and due from banks	$381,714	$410,563	$344,969	(7.0%)	10.7%
Loans held for sale	185,471	268,966	206,422	(31.0%)	(10.1%)
Other interest-earning assets	14,367	39,364	17,677	(63.5%)	(18.7%)
Investment securities	2,750,394	2,743,777	2,621,608	0.2%	4.9%
Loans, net of unearned	10,713,819	10,051,957	10,448,175	6.6%	2.5%
Allowance for loan losses	(106,892)	(106,544)	(107,899)	0.3%	(0.9%)

Net Loans	10,606,927	9,945,413	10,340,276	6.7%	2.6%
Premises and equipment	188,893	185,677	190,442	1.7%	(0.8%)
Accrued interest receivable	71,785	63,589	67,580	12.9%	6.2%
Goodwill and intangible assets	659,739	663,951	662,085	(0.6%)	(0.4%)
Other assets	221,125	240,245	219,277	(8.0%)	0.8%

Total Assets	$15,080,415	$14,561,545	$14,670,336	3.6%	2.8%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$10,318,239	$10,146,652	$10,235,580	1.7%	0.8%
Short-term borrowings	1,496,407	1,765,723	1,138,443	(15.3%)	31.4%
Long-term debt	1,555,351	1,024,144	1,576,283	51.9%	(1.3%)
Other liabilities	178,758	184,838	198,099	(3.3%)	(9.8%)

Total Liabilities	13,548,755	13,121,357	13,148,405	3.3%	3.0%
Shareholders’ equity	1,531,660	1,440,188	1,521,931	6.4%	0.6%

Total Liabilities and Shareholders’ Equity	$15,080,415	$14,561,545	$14,670,336	3.6%	2.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Commercial — industrial and financial	$2,864,939	$2,553,375	$2,730,456	12.2%	4.9%
Commercial — agricultural	368,591	330,063	365,036	11.7%	1.0%
Real estate — commercial mortgage	3,331,676	3,063,863	3,257,914	8.7%	2.3%
Real estate — residential mortgage	731,966	647,776	699,528	13.0%	4.6%
Real estate — home equity	1,447,058	1,442,241	1,425,948	0.3%	1.5%
Real estate — construction	1,379,449	1,408,144	1,377,791	(2.0%)	0.1%
Consumer	505,365	521,378	514,007	(3.1%)	(1.7%)
Leasing and other	84,775	85,117	77,495	(0.4%)	9.4%

Total Loans, net of unearned income	$10,713,819	$10,051,957	$10,448,175	6.6%	2.5%

Deposits, by type:
Noninterest-bearing demand	$1,818,862	$1,910,565	$1,795,265	(4.8%)	1.3%
Interest-bearing demand	1,667,455	1,649,681	1,683,652	1.1%	(1.0%)
Savings deposits	2,292,257	2,383,533	2,274,727	(3.8%)	0.8%
Time deposits	4,539,665	4,202,873	4,481,936	8.0%	1.3%

Total Deposits	$10,318,239	$10,146,652	$10,235,580	1.7%	0.8%

Short-term borrowings, by type:
Customer repurchase agreements	$261,568	$356,440	$278,819	(26.6%)	(6.2%)
Federal funds purchased	830,327	1,236,941	442,362	(32.9%)	87.7%
Short-term promissory notes	399,317	141,307	359,365	182.6%	11.1%
Other	5,195	31,035	57,897	(83.3%)	(91.0%)

Total Short-term borrowings	$1,496,407	$1,765,723	$1,138,443	(15.3%)	31.4%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENTS (UNAUDITED)
dollars in thousands, except per-share data

	Quarter Ended			% Change from		Six Months Ended
	June 30	June 30	March 31	June 30	March 31	June 30
	2007	2006	2007	2006	2007	2007	2006	% Change

Interest Income:
Interest Income	$230,112	$213,206	$230,656	7.9%	(0.2%)	$460,768	$405,858	13.5%
Interest Expense	109,204	90,355	108,881	20.9%	0.3%	218,085	167,964	29.8%

Net Interest Income	120,908	122,851	121,775	(1.6%)	(0.7%)	242,683	237,894	2.0%
Provision for Loan Losses	2,700	875	957	208.6%	182.1%	3,657	1,875	95.0%

Net Interest Income after Provision	118,208	121,976	120,818	(3.1%)	(2.2%)	239,026	236,019	1.3%

Other Income:
Investment management and trust services	10,273	9,056	9,810	13.4%	4.7%	20,083	19,088	5.2%
Service charges on deposit accounts	11,225	10,892	10,627	3.1%	5.6%	21,852	21,139	3.4%
Other service charges and fees	7,841	6,576	7,375	19.2%	6.3%	15,216	13,230	15.0%
Gains on sale of mortgage loans	4,188	5,187	5,393	(19.3%)	(22.3%)	9,581	9,959	(3.8%)
Investment securities gains	629	1,409	1,782	(55.4%)	(64.7%)	2,411	4,074	(40.8%)
Other	2,849	2,882	4,078	(1.1%)	(30.1%)	6,927	5,119	35.3%

Total Other Income	37,005	36,002	39,065	2.8%	(5.3%)	76,070	72,609	4.8%

Other Expenses:
Salaries and employee benefits	55,555	53,390	56,293	4.1%	(1.3%)	111,848	103,319	8.3%
Net occupancy expense	9,954	9,007	10,196	10.5%	(2.4%)	20,150	17,596	14.5%
Equipment expense	3,436	3,495	3,715	(1.7%)	(7.5%)	7,151	7,088	0.9%
Data processing	3,217	3,165	3,202	1.6%	0.5%	6,419	6,074	5.7%
Advertising	2,990	3,027	2,409	(1.2%)	24.1%	5,399	5,280	2.3%
Intangible amortization	2,198	2,006	1,983	9.6%	10.8%	4,181	3,858	8.4%
Other	20,757	16,703	23,107	24.3%	(10.2%)	43,864	35,594	23.2%

Total Other Expenses	98,107	90,793	100,905	8.1%	(2.8%)	199,012	178,809	11.3%

Income Before Income Taxes	57,106	67,185	58,978	(15.0%)	(3.2%)	116,084	129,819	(10.6%)
Income Taxes	17,261	20,484	17,850	(15.7%)	(3.3%)	35,111	39,239	(10.5%)

Net Income	$39,845	$46,701	$41,128	(14.7%)	(3.1%)	$80,973	$90,580	(10.6%)

SHARE AND PER-SHARE INFORMATION:
Net income:
Basic	$0.23	$0.27	$0.24	(14.8%)	(4.2%)	$0.47	$0.53	(11.3%)
Diluted	0.23	0.27	0.24	(14.8%)	(4.2%)	0.46	0.52	(11.5%)

Cash dividends	$0.1500	$0.1475	$0.1475	1.7%	1.7%	$0.298	$0.286	4.2%
Shareholders’ equity	8.84	8.31	8.79	6.4%	0.6%
Shareholders’ equity (tangible)	5.03	4.48	4.97	12.3%	1.2%

Weighted average shares (basic)	173,184	173,449	173,273	(0.2%)	(0.1%)	173,228	172,166	0.6%
Weighted average shares (diluted)	174,417	175,484	174,878	(0.6%)	(0.3%)	174,595	174,335	0.1%
Shares outstanding, end of period	173,270	173,279	173,083	—	0.1%

SELECTED FINANCIAL RATIOS:
Return on average assets	1.08%	1.32%	1.12%			1.10%	1.32%
Return on average shareholders’ equity	10.52%	13.01%	11.06%			10.79%	12.92%
Return on average shareholders’ equity (tangible)	19.30%	24.87%	20.34%			19.81%	23.93%
Net interest margin	3.70%	3.90%	3.74%			3.72%	3.89%
Efficiency ratio	59.72%	55.37%	60.98%			60.35%	56.08%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Quarter Ended
	June 30, 2007			June 30, 2006			March 31, 2007
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,582,300	$199,085	7.54%	$9,846,025	$181,019	7.37%	$10,414,698	$196,558	7.65%
Taxable investment securities	1,973,214	21,999	4.46%	2,242,945	23,564	4.20%	2,190,230	24,619	4.50%
Tax-exempt investment securities	500,341	6,405	5.12%	430,246	5,200	4.83%	492,709	6,228	5.06%
Equity securities	188,558	2,230	4.74%	152,210	1,740	4.58%	178,488	2,129	4.79%

Total Investment Securities	2,662,113	30,634	4.60%	2,825,401	30,504	4.32%	2,861,427	32,976	4.61%
Loans held for sale	197,852	3,393	6.86%	222,103	4,006	7.21%	207,856	3,684	7.09%
Other interest-earning assets	25,311	311	4.90%	50,422	592	4.69%	48,328	596	4.97%

Total Interest-earning Assets	13,467,576	233,423	6.95%	12,943,951	216,121	6.70%	13,532,309	233,814	6.99%
Noninterest-earning assets:
Cash and due from banks	340,752			335,009			315,969
Premises and equipment	189,975			183,587			192,002
Other assets	899,160			862,739			899,843
Less: allowance for loan losses	(108,952)			(106,727)			(107,683)

Total Assets	$14,788,511			$14,218,559			$14,832,440

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,676,528	$7,198	1.72%	$1,672,116	$6,008	1.44%	$1,657,714	$6,904	1.69%
Savings deposits	2,298,910	13,776	2.40%	2,378,005	12,363	2.08%	2,295,822	13,811	2.44%
Time deposits	4,526,107	52,825	4.68%	4,082,429	40,625	3.99%	4,457,363	50,493	4.59%

Total Interest-bearing Deposits	8,501,545	73,799	3.48%	8,132,550	58,996	2.91%	8,410,899	71,208	3.43%
Short-term borrowings	1,243,370	14,894	4.77%	1,602,894	18,427	4.56%	1,552,495	19,054	4.93%
Long-term debt	1,585,125	20,511	5.19%	1,010,744	12,932	5.13%	1,450,016	18,619	5.14%

Total Interest-bearing Liabilities	11,330,040	109,204	3.86%	10,746,188	90,355	3.36%	11,413,410	108,881	3.85%
Noninterest-bearing liabilities:
Demand deposits	1,756,271			1,859,273			1,721,135
Other	183,449			173,213			189,297

Total Liabilities	13,269,760			12,778,674			13,323,842
Shareholders’ equity	1,518,751			1,439,885			1,508,598

Total Liabilities and Shareholders’ Equity	$14,788,511			$14,218,559			$14,832,440

Net interest income/net interest margin (fully taxable equivalent)		124,219	3.70%		125,766	3.90%		124,933	3.74%

Tax equivalent adjustment		(3,311)			(2,915)			(3,158)

Net interest income		$120,908			$122,851			$121,775

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2007	2006	2007	2006	2007

Loans, by type:
Commercial — industrial and financial	$2,805,554	$2,466,241	$2,670,641	13.8%	5.1%
Commercial — agricultural	366,679	325,409	360,601	12.7%	1.7%
Real estate — commercial mortgage	3,287,308	3,039,417	3,239,179	8.2%	1.5%
Real estate — residential mortgage	710,433	624,681	701,918	13.7%	1.2%
Real estate — home equity	1,435,467	1,420,194	1,441,741	1.1%	(0.4%)
Real estate — construction	1,381,552	1,373,038	1,396,527	0.6%	(1.1%)
Consumer	506,965	520,792	516,335	(2.7%)	(1.8%)
Leasing and other	88,342	76,253	87,756	15.9%	0.7%

Total Loans, net of unearned income	$10,582,300	$9,846,025	$10,414,698	7.5%	1.6%

Deposits, by type:
Noninterest-bearing demand	$1,756,271	$1,859,273	$1,721,135	(5.5%)	2.0%
Interest-bearing demand	1,676,528	1,672,116	1,657,714	0.3%	1.1%
Savings deposits	2,298,910	2,378,005	2,295,822	(3.3%)	0.1%
Time deposits	4,526,107	4,082,429	4,457,363	10.9%	1.5%

Total Deposits	$10,257,816	$9,991,823	$10,132,034	2.7%	1.2%

Short-term borrowings, by type:
Customer repurchase agreements	$255,685	$357,384	$256,658	(28.5%)	(0.4%)
Federal funds purchased	586,007	1,072,560	915,241	(45.4%)	(36.0%)
Short-term promissory notes	376,149	133,716	315,515	181.3%	19.2%
Other	25,529	39,234	65,081	(34.9%)	(60.8%)

Total Short-term borrowings	$1,243,370	$1,602,894	$1,552,495	(22.4%)	(19.9%)

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands

	Six Months Ended June 30
		2007			2006
	Balance	Interest (1)	Rate (1)	Balance	Interest (1)	Rate (1)
ASSETS
Interest-earning assets:
Loans and leases	$10,498,962	$395,643	7.59%	$9,538,542	$342,902	7.24%
Taxable investment securities	2,081,123	46,618	4.48%	2,214,666	46,103	4.16%
Tax-exempt investment securities	496,546	12,633	5.09%	433,087	10,385	4.80%
Equity securities	183,550	4,359	4.76%	148,630	3,299	4.45%

Total Investment Securities	2,761,219	63,610	4.61%	2,796,383	59,787	4.28%
Loans held for sale	202,826	7,077	6.98%	210,834	7,464	7.08%
Other interest-earning assets	36,756	907	4.94%	56,870	1,255	4.43%

Total Interest-earning Assets	13,499,763	467,237	6.97%	12,602,629	411,408	6.57%
Noninterest-earning assets:
Cash and due from banks	328,429			346,681
Premises and equipment	190,984			180,690
Other assets	899,499			825,037
Less: allowance for loan losses	(108,321)			(104,376)

Total Assets	$14,810,354			$13,850,661

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Demand deposits	$1,667,173	$14,103	1.71%	$1,669,327	$11,583	1.40%
Savings deposits	2,297,374	27,586	2.42%	2,325,678	22,923	1.99%
Time deposits	4,491,926	103,318	4.64%	3,914,400	74,680	3.85%

Total Interest-bearing Deposits	8,456,473	145,007	3.46%	7,909,405	109,186	2.78%
Short-term borrowings	1,397,080	33,948	4.86%	1,545,414	33,733	4.36%
Long-term debt	1,517,944	39,130	5.19%	1,003,152	25,045	5.03%

Total Interest-bearing Liabilities	11,371,497	218,085	3.86%	10,457,971	167,964	3.23%
Noninterest-bearing liabilities:
Demand deposits	1,738,799			1,812,843
Other	186,355			166,346

Total Liabilities	13,296,651			12,437,160
Shareholders’ equity	1,513,703			1,413,501

Total Liabilities and Shareholders’ Equity	$14,810,354			$13,850,661

Net interest income/net interest margin (fully taxable equivalent)		249,152	3.72%		243,444	3.89%

Tax equivalent adjustment		(6,469)			(5,550)

Net interest income		$242,683			$237,894

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended
	June 30
	2007	2006	% Change

Loans, by type:
Commercial — industrial and financial	$2,738,471	$2,372,936	15.4%
Commercial — agricultural	363,656	326,662	11.3%
Real estate — commercial mortgage	3,263,376	2,992,308	9.1%
Real estate — residential mortgage	706,199	607,269	16.3%
Real estate — home equity	1,438,586	1,377,285	4.5%
Real estate — construction	1,388,998	1,268,781	9.5%
Consumer	511,625	519,567	(1.5%)
Leasing and other	88,051	73,734	19.4%

Total Loans, net of unearned income	$10,498,962	$9,538,542	10.1%

Deposits, by type:
Noninterest-bearing demand	$1,738,799	$1,812,843	(4.1%)
Interest-bearing demand	1,667,173	1,669,327	(0.1%)
Savings deposits	2,297,374	2,325,678	(1.2%)
Time deposits	4,491,926	3,914,400	14.8%

Total Deposits	$10,195,272	$9,722,248	4.9%

Short-term borrowings, by type:
Customer repurchase agreements	$256,170	$369,933	(30.8%)
Federal funds purchased	749,715	1,055,144	(28.9%)
Short-term promissory notes	345,999	89,117	288.3%
Other	45,196	31,220	44.8%

Total Short-term borrowings	$1,397,080	$1,545,414	(9.6%)

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands

	Quarter Ended			Six Months Ended
	June 30	June 30	March 31	June 30
	2007	2006	2007	2007	2006
ALLOWANCE FOR LOAN LOSSES:
Balance at beginning of period	$107,899	$106,195	$106,884	$106,884	$92,847
Loans charged off	(4,506)	(1,679)	(1,360)	(5,866)	(3,179)
Recoveries of loans previously charged off	799	1,153	1,418	2,217	2,010

Net loans (charged off) recovered	(3,707)	(526)	58	(3,649)	(1,169)
Provision for loan losses	2,700	875	957	3,657	1,875
Allowance purchased	—	—	—	—	12,991

Balance at end of period	$106,892	$106,544	$107,899	$106,892	$106,544

Net charge-offs (recoveries) to average loans (annualized)	0.14%	0.02%	—	0.07%	0.02%

NON-PERFORMING ASSETS:
Non-accrual loans	$46,683	$26,299	$37,914
Accruing loans 90+ days overdue	21,559	13,421	13,467
Other real estate owned	5,899	3,125	6,576

Total non-performing assets	$74,141	$42,845	$57,957

ASSET QUALITY RATIOS:
Non-accrual loans to total loans	0.44%	0.26%	0.36%
Non-performing assets to total loans and OREO	0.69%	0.43%	0.55%
Non-performing assets to total assets	0.49%	0.29%	0.40%
Allowance for loan losses to loans outstanding	1.00%	1.06%	1.03%
Allowance/non-performing loans	157%	268%	210%